POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Henri de Castries
Henri de Castries, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Henri de Castries, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Denis Duverne
Denis Duverne, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Denis Duverne, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.
Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Charlynn Goins
Charlynn Goins, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Charlynn Goins, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Danny L. Hale
Danny L. Hale, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Danny L. Hale, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Anthony J. Hamilton
Anthony J. Hamilton, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Anthony J. Hamilton, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Mary R. (Nina) Henderson
Mary R. (Nina) Henderson, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Mary R. (Nina) Henderson, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ James F. Higgins
James F. Higgins, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared James F. Higgins, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Peter Kraus
Peter Kraus, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Peter Kraus, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Scott D. Miller
Scott D. Miller, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Scott D. Miller, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of February 2011.

/s/ Joseph H. Moglia
Joseph H. Moglia, Director

State of Nebraska)
County of Douglas) ss.:

On the 4th day of February in the year 2011 before me, the undersigned, personally appeared Joseph H. Moglia, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joan O’Connor
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of February 2011.

/s/ Mark Pearson
Mark Pearson Chief Executive Officer

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2011 before me, the undersigned, personally appeared Mark Pearson, Chief Executive Officer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Lorie A. Slutsky, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Ezra Suleiman
Ezra Suleiman, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Ezra Suleiman, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Peter J. Tobin
Peter J. Tobin, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Peter J. Tobin, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA – February 2011

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of February 2011.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of New York)
County of New York) ss.:

On the 10th day of February in the year 2011 before me, the undersigned, personally appeared Richard C. Vaughan, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anna M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – February 2011

 POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA  March 2011
R. Dziadzio

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March 2011.

/s/ Richard Dziadzio
Richard Dziadzio Executive Vice President and Chief Executive Officer

State of New York)
County of New York) ss.:

On the 11th day of March in the year 2011 before me, the undersigned, personally appeared Richard Dziadzio, Director, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

MLOA March 2011
R. Dziadzio

POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)
033-14362
033-20453
033-20696
333-59717
333-72632
333-91776
333-92066
Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)
002-95990
033-82570
333-06071
333-56969
333-64417
333-72578
333-72596
333-104162
333-134304
Form N-6 registration statements to be filed as necessary.

MLOA March 2011
A. Fenichel

MONY America Variable Account S (811-05100)
033-13183
Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America
333-132810
333-150631
333-155348
333-167938

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.
Form S-1 or S-3 registration statements to be filed for index-linked investment options to be offered with certain flexible premium variable life policies.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of March, 2011.

/s/ Alvin H. Fenichel
Alvin H. Fenichel Senior Vice President and Chief Accounting Officer

State of New York)
County of New York) ss.:

On the 11th day of March in the year 2011 before me, the undersigned, personally appeared Alvin H. Fenichel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

MLOA March 2011
A. Fenichel